UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2021

ZOMEDICA CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-38298	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Phoenix Drive, Suite 125, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 369-2555

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ZOM	NYSE American

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 30, 2021, Zomedica Corp. (the “Corporation”) held its Annual Virtual-Only Meeting of the holders (the “Shareholders”) of common shares (“Common Shares”) of the Corporation (the “Annual Meeting”). The matters voted on at the Annual Meeting were: (i) the election of directors of the Corporation and (ii) the appointment of Grant Thornton LLP as the Corporation’s auditors and authorization for the directors to fix the auditors’ remuneration. Shareholders representing 338,864,825 shares, or 34.7%, of the Common Shares outstanding as of the June 10, 2021 record date were represented at the meeting in person or by proxy. The proposals are described in detail in the Corporation’s definitive proxy statement for the Annual Meeting (described as the Management Information Circular and Proxy Statement) filed with the Securities and Exchange Commission on June 21, 2021. The final voting results were as provided below. For purposes of providing percentage information below, any Common Shares that were the subject of abstentions or broker non-votes have been ignored in accordance with Canadian law. Therefore, the percentages reflected in relation to proposals 1 and 2 reflect only votes “for” or “withheld.”

1.	The Shareholders elected the following nominees, Robert Cohen, Jeffrey Rowe, Chris MacLeod, Johnny D. Powers, Rodney Williams, and Christopher Wolfenberg, as directors of the Corporation to serve until the 2022 annual meeting or until their successors are elected or appointed.

	FOR	PERCENTAGE FOR	WITHHELD	PERCENTAGE WITHHELD	BROKER NON-VOTES

Robert Cohen	135,565,393	95.40%	6,575,945	4.60%	196,723,487
Jeffrey Rowe	127,059,063	89.40%	15,082,275	10.60%	196,723,487
Chris MacLeod	135,843,093	95.60%	6,298,245	4.40%	196,723,487
Johnny D. Powers	135,333,385	95.20%	6,807,953	4.80%	196,723,487
Rodney Williams	108,869,971	76.60%	33,271,367	23.40%	196,723,487
Christopher Wolfenberg	136,037,288	95.70%	6,104,050	4.30%	196,723,487

2.

The proposal to appoint Grant Thornton LLP as the Corporation’s auditors and to authorize the directors to fix the auditors’ remuneration was approved by the Shareholders based upon the following votes:

FOR	PERCENTAGE FOR	WITHHELD	PERCENTAGE WITHHELD	BROKER NON-VOTES
330,449,353	97.5%	8,415,472	2.5%	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOMEDICA CORP.

Date: July 30, 2021	By: /s/ Ann Marie Cotter
Name: Ann Marie Cotter
Title: Chief Financial Officer